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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                JANUARY 23, 2002

                         COMMISSION FILE NUMBER: 0-23256

                               JAMESON INNS, INC.


                Georgia                                58-2079583
   (State or other Jurisdiction of        (I.R.S. employer identification no.)
    Incorporated or Organization)

        8 Perimeter Center East                      770-901-9020
              Suite 8050                     (Registrant's Telephone Number
           Atlanta, GA 30346                      Including area code)
(Address of Principal Executive Offices)
               (Zip Code)



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ITEM 5.  OTHER EVENTS

On January 22, 2002, Jameson Inns, Inc. issued a press release announcing the declaration of dividends on its common shares for the fourth quarter ended December 31, 2001, its dividend policy for 2002 and a reset on a portion of its adjustable rate debt. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1 Press Release Announcing Fourth Quarter 2001 Dividends on Common Shares, 2002 dividend policy and reset on adjustable rate debt


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                        JAMESON INNS, INC.
Dated as of January 23, 2002.

                                        By: Craig R. Kitchin

                                        /s/ Craig R. Kitchin
                                        ----------------------------------------
                                        Its: President & Chief Financial Officer